UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2009

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 308-4200

____________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

In a Form 8-K filed February 9, 2009, SMF Energy Corporation (the “Company”) announced that it had entered into an agreement with each of the holders of its 11½% Senior Secured Convertible Promissory Notes dated August 8, 2007 (the “Notes”) to defer the interest payment on the Notes originally scheduled for January 1, 2009 (the “Payment”) until April 15, 2009, in exchange for the immediate payment to the Holders of a deferral fee equal to one percent (1%) of the current outstanding balance of the Notes.  The Company announced today that the Payment, totaling $518,962.23, was made on April 14, 2009, along with the $43,500 interest payment on the Company’s 12% unsecured convertible promissory notes maturing on September 1, 2010, which had also been deferred.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2009	SMF ENERGY CORPORATION

	By:	/s/ Richard E. Gathright
Richard E. Gathright, Chief Executive Officer and President